UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): January 8, 2025 (December 2, 2024)

NATIONAL HEALTH INVESTORS INC
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by National Health Investors, Inc. (the “Company”) with the Securities and Exchange Commission on December 2, 2024 (the “Original Form 8-K”). The Original Form 8-K reported, among other things, the appointment of Candice W. Todd to fill a vacancy on the Board of Directors of the Company (the “Board”), effective as of January 1, 2025. At the time of the Original Form 8-K, the Board had not yet determined the Board committee assignments for Ms. Todd. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed solely to disclose the Board’s determination of Ms. Todd’s Board committee assignments.

The disclosure contained in Item 5.02 of the Original Form 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Form 8-K is amended by this Amendment.

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(d) Election of New Director.

On January 7, 2025, the Board made the following appointments, which will be effective immediately:

•Appointed Ms. Todd as Chairperson of the Audit Committee;
•Appointed Ms. Todd as a member of the Nominating and Corporate Governance Committee; and
•Appointed Ms. Todd as a member of the Special Committee related to the National HealthCare Corporation potential lease.

Ms. Todd will receive compensation for her service on the Board Committees in accordance with the Company’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors is included in the Company’s proxy statement on Schedule 14A for the 2024 annual meeting of stockholders, which was filed with the U.S. Securities and Exchange Commission on April 4, 2024.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index
Number	Exhibit
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ John L. Spaid
Name:    John L. Spaid
Title:    Principal Financial Officer

Date:    January 8, 2025